Exhibit 10.2

AMENDMENT AND WAIVER TO RESTRUCTURING SUPPORT AGREEMENT

This amendment and waiver, dated as of October 16, 2020 (as may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Amendment and Waiver”) to that certain Restructuring Support Agreement dated as of October 7, 2020 (together with all exhibits, schedules and attachments thereto, and as may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Restructuring Support Agreement”), is entered into by and among (i) the Company Parties, (ii) the Requisite Consenting Lenders and (iii) the Requisite Consenting Bridge Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Restructuring Support Agreement.

WHEREAS, pursuant to Section 4(b) of the Restructuring Support Agreement, the Company agreed to commence Solicitation no later than October 8, 2020; and

WHEREAS, Solicitation was commenced on October 9, 2020; and

WHEREAS, the failure to commence Solicitation by 11:59 p.m. (prevailing Eastern Time) on October 8, 2020, to the extent not waived by the Requisite Consenting Lenders and Requisite Consenting Bridge Lenders, results in a Lender Termination Event pursuant to Section 5(b)(vii)(1) of the Restructuring Support Agreement (the “Identified Termination Event”); and

WHEREAS, the Parties have agreed to enter into a waiver of the Identified Termination Event pursuant to which each of the Requisite Consenting Lenders and Requisite Consenting Bridge Lenders shall waive the Identified Termination Event, subject to the conditions contained herein; and

WHEREAS, the Company Parties have requested that the applicable Consenting Lenders consent to the Company’s use of cash collateral securing the Bridge Indebtedness during the course of the Chapter 11 Cases, if such cases are commenced; and

WHEREAS, pursuant to Section 9 of the Restructuring Support Agreement, except as otherwise expressly provided for therein, the Restructuring Support Agreement may be modified, amended, or supplemented in a writing signed by the Company Parties, the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders; and

WHEREAS, on October 16, 2020, in accordance with the terms and conditions of Section 9 of the Restructuring Support Agreement, the Company Parties, the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders agreed to amend the Restructuring Support Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.    Amendments to the Restructuring Support Agreement.

(a)    The definition of “Financing Order” in Section 1(m) of the Restructuring Support Agreement shall hereby be amended and restated in its entirety to read as follows:

““Financing Order” means, (i) to the extent a debtor-in-possession financing is sought, (A) an interim order of the Bankruptcy Court authorizing the Company to enter into a debtor-in-, possession financing facility on an interim basis, which shall be in form and substance acceptable to the agent and lenders under the debtor-in-possession financing facility and (B) the final order of the Bankruptcy Court authorizing the Company to enter into the a debtor-in-possession financing facility, which shall be in form and substance acceptable to the agent and lenders under the debtor-in-possession financing facility and (ii) to the extent a debtor-in-possession financing is not sought at the outset of the Chapter 11 Cases, (Y) an interim order of the Bankruptcy Court authorizing the Company to use cash collateral securing Bridge Indebtedness on an interim basis, which shall be in form and substance acceptable to the Agent and Requisite Consenting Bridge Lenders and (Z) the final order of the Bankruptcy Court authorizing the Company to use cash collateral securing Bridge Indebtedness on a final basis, which shall be in form and substance acceptable to the Agent and Requisite Consenting Bridge Lenders.”

(b)    The definition of “In-Court Definitive Documents” in Section 1(n) of the Restructuring Support Agreement shall hereby be amended and restated in its entirety to read as follows:

““In-Court Definitive Documents” means, if the Plan Transactions are being pursued, (i) the Plan (including any ballots, supplements, or other material documents directly relating thereto not specified herein), (ii) the Disclosure Statement, (iii) any Financing Orders, (iv) the motion seeking approval of the Financing Orders, (v) the Confirmation Order, (vi) the Exit Facility Documents, (vii) the Senior Term Loan Facility Documents, (viii) the Second Lien Term Loan Facility Documents and (ix) all first day pleadings or papers, in each of case (i), (ii), (iii), (iv), (v) and (ix), which are satisfactory in form and substance to the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders, and in each of case (vi), (vii) and (xiii), which are satisfactory in form and substance the Consenting Lenders holding at least two-thirds of the aggregate principal amount outstanding of the Indebtedness held by all Consenting Lenders and the Requisite Consenting Bridge Lenders.”

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2.    Waiver. Notwithstanding anything in the Restructuring Support Agreement to the contrary, but subject to the terms hereof, each of the Consenting Lenders party to this Amendment and Waiver hereby waives the Identified Termination Event; provided that, in the event the Plan Transactions are pursued, the Company Parties shall be required to commence the Chapter 11 Cases on or before October 18, 2020.

3.    Agreement to be Bound. Each of the Parties hereby agrees to be bound by all of the terms of the Restructuring Support Agreement not inconsistent with the terms hereof.

4.    Representation and Warranties. The Company Parties each hereby represent and warrant to the Consenting Lenders that as of the Effective Date (as defined below) (a) there exists no Lender Termination Event or Company Termination Event under Section 5(b) or 5(c) of the Restructuring Support Agreement other than the Identified Termination Event and (b) neither the execution, delivery or performance by the Company of this Amendment and Waiver, nor compliance by it with the terms and provisions hereof (i) will contravene in any material respect with any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court of government authority or (ii) will violate any provision of the certificate of articles of incorporation, certificate or formation, limited liability company agreement or by-laws (or equivalent constitutional, organizational and/or formation documents), as applicable, of any Company Party.

5.    Effective Date. This Amendment and Waiver shall not become effective until the date of satisfaction of the following conditions (the “Effective Date”):

(a)     The Company Parties and the Consenting Lenders constituting Requisite Consenting Lenders and Requisite Consenting Bridge Lenders have duly executed counterparts to this Amendment and Waiver.

(b)     All representations and warranties of the Company Parties contained herein shall be true and correct as of the Effective Date.

6.    Reservation of Rights. The waiver set forth in Section 2 shall be limited precisely as written and relate solely to the Identified Termination Event and nothing in this Amendment and Waiver shall be deemed to prejudice any right or remedy that the Consenting Lenders or the Agent may now have (except to the extent of the express waiver set forth herein) or may have in the future under or in connection with the Restructuring Support Agreement or any instrument or agreement referred to therein. Upon termination of this Amendment and Waiver, the Consenting Lenders and the Agent shall be entitled to immediately take any and all actions and remedies under the Restructuring Support Agreement and applicable law in respect of any Lender Termination Events then existing.

7.    Miscellaneous.

(a)     Except as expressly provided herein, this Amendment and Waiver shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations, covenants or rights contained in the Restructuring Support Agreement, all of which are ratified and confirmed in all respects by the Parties and shall continue in full force and effect.

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(b)     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION (EXCEPT TO THE EXTENT IT MAY BE PREEMPTED BY THE BANKRUPTCY CODE).

(c)    This Amendment, together with the Restructuring Support Agreement and all exhibits thereto, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect to such subject matter. Each reference to the Restructuring Support Agreement hereafter made in any document, agreement, instrument, filing, pleading, notice or communication shall mean and be a reference to the Restructuring Support Agreement as amended and modified hereby.

(d)    In the event the terms and conditions as set forth in the Restructuring Support Agreement and this Amendment and Waiver are inconsistent, the terms and conditions of this Amendment and Waiver shall control.

(e)    This Amendment and Waiver may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument. Delivery of a copy of this Amendment and Waiver bearing an original signature by electronic transmission shall have the same effect as physical delivery of the paper document bearing the original signature.

(f)    If any term, condition or other provision of this Amendment and Waiver is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Amendment and Waiver shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner adverse to any Party. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Amendment and Waiver so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

“COMPANY PARTIES”

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT-RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continue on Following Page]

Signature Page to Restructuring Support Agreement

PR CHERRY HILL OFFICE GP, LLC
By:	PREIT Associates, L.P., sole member

BALA CYNWYD ASSOCIATES, L.P.
By:	PR Cherry Hill Office GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR MOORESTOWN ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member

PR MOORESTOWN LLC
By:	PREIT Associates, L.P., sole member

PR MOORESTOWN LIMITED PARTNERSHIP
By:	PR Moorestown LLC, general partner
	By:	PREIT Associates, L.P., sole member

MOORESTOWN MALL LLC
By:	PR Moorestown Limited Partnership, sole member
	By:	PR Moorestown LLC, general partner
By: PREIT Associates, L.P., sole member

PLYMOUTH GROUND ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member

PLYMOUTH GROUND ASSOCIATES LP
By:	Plymouth Ground Associates LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH LLC
By:	PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH, L.P.
By:	PR AEKI Plymouth LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR BVM, LLC
By:	PREIT Associates, L.P., sole member

PR CUMBERLAND OUTPARCEL LLC
By:	PREIT Associates, L.P., sole member

PR VALLEY VIEW OP-DSG/CEC, LLC
By:	PREIT Associates, L.P., sole member

PR MOORESTOWN ANCHOR-L&T, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

Signature Page to Restructuring Support Agreement

PR EXTON LLC
By:	PREIT Associates, L.P., sole member

PR EXTON LIMITED PARTNERSHIP
By:	PR Exton LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL GP, LLC
By:	PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL HOLDINGS, LP
By:	PR Exton Outparcel GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL LIMITED PARTNERSHIP
By:	PR Exton Outparcel GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member

XGP LLC
By:	PR Exton Limited Partnership, sole member
	By:	PR Exton LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR EXTON SQUARE PROPERTY L.P.
By:	XGP LLC, general partner
	By:	PR Exton Limited Partnership, sole member
		By:	PR Exton LLC, general partner
			By:	PREIT Associates, L.P., sole member

PR FIN DELAWARE, LLC
By:	PREIT Associates, L.P., sole member

PR FINANCING II LLC
By:	PREIT Associates, L.P., sole member

PR FINANCING I LLC
By:	PREIT Associates, L.P., member and
	By:	PR Financing II LLC, member
		By:	PREIT Associates, L.P., sole member

PR FINANCING LIMITED PARTNERSHIP,
By:	PR Financing I LLC, general partner
	By:	PREIT Associates, L.P., member and
	By:	PR Financing II, LLC, member
		By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A

PR GAINESVILLE LLC
By: PREIT Associates, L.P., sole member

PR GAINESVILLE LIMITED PARTNERSHIP
By: PR Gainesville LLC, general partner
By: PREIT Associates, L.P., sole member

PR GV LLC
By: PREIT Associates, L.P., sole member

PR GV LP
By: PR GV LLC, general partner
By: PREIT Associates, L.P., sole member

PR PRINCE GEORGE’S PLAZA LCC
By: PREIT Associates, L.P., sole member

PR HYATTSVILLE LLC
By: PR Prince George’s Plaza LLC, general partner
By: PREIT Associates, L.P., sole member PR JK LLC
By: PREIT Associates, L.P., sole member

PR JACKSONVILLE LLC
By: PREIT Associates, L.P. member and
By: PR JK LLC, member
By: PREIT Associates, L.P., sole member

PR JACKSONVILLE LIMITED PARTNERSHIP
By: PR Jacksonville LLC, general partner
By: PREIT Associates, L.P., member and
By: PR JK LLC, member
By: PREIT Associates, sole member

PR MAGNOLIA LLC
By: PREIT Associates, L.P., sole member

PR VALLEY ANCHOR-S, LLC
By: PREIT Associates, L.P., sole member

PR WOODLAND ANCHOR-S, LLC
By: PREIT Services, LLC, manager
By: PREIT Associates, L.P., sole member
By: Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Signature Page to Restructuring Support Agreement

PR PLYMOUTH ANCHOR-M, LLC
By: PREIT Associates, L.P., sole member

PR PLYMOUTH ANCHOR-M, L.P.
By: PR Plymouth Anchor-M, LLC, general partner
By: PREIT Associates, L.P., sole member

PR PM PC ASSOCIATES LLC
By: PREIT Services, LLC, non-member manager
By: PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING ASSOCIATES PC LP
By: PR PM PC Associates LLC, general partner
By: PREIT Services, LLC, non-member manager
By: PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LLC
By: PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LIMITED PARTNERSHIP
By: PR Plymouth Meeting LLC, general partner
By: PREIT Associates, L.P., sole member

PR PM PC ASSOCIATES LP
By: PR PM PC Associates LLC, general partner
By: PREIT Services, LLC, non-member manager
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

Signature Page to Restructuring Support Agreement

PR SPRINGFIELD TOWN CENTER LLC
	By:	PREIT Associates, L.P., sole member
PR SWEDES SQUARE LLC
	By:	PREIT Associates, L.P., sole member
PR TP LLC
	By:	PREIT Associates, L.P., sole member
PR TP LP
	By:	PR TP LLC, general partner
		By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M, LLC
	By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M LIMITED PARTNERSHIP
	By:	PR Valley Anchor-M, LLC, general partner
		By:	PREIT Associates, L.P., sole member
PR VALLEY LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY LIMITED PARTNERSHIP
By:	PR Valley LLC, its general partner
	By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M, LLC
	By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M LIMITED PARTNERSHIP
	By:	PR Valley View Anchor-M, LLC, its general partner
		By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

Signature Page to Restructuring Support Agreement

PR MONROE OLD TRAIL, LLC
PR MONROE OLD TRAIL LIMITED PARTNERSHIP
	By:	PR Monroe Old Trail, LLC, general partner
PR MONROE OLD TRAIL HOLDINGS, LLC
PR MONROE OLD TRAIL HOLDINGS, L.P.
	By:	PR Monroe Old Trail Holdings, LLC, general partner
PR SUNRISE OUTPARCEL 2, LLC
PR VALLEY SOLAR LLC

	By:	PREIT – RUBIN, Inc., sole member

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT – RUBIN, INC.
PREIT – RUBIN OP, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

Signature Page to Restructuring Support Agreement

PR CAPITAL CITY LIMITED PARTNERSHIP
By:	PR Capital City LLC, general partner
	By:	PREIT Associates, L.P., its member
		By:	PR CC II LLC, its member
			By:	PREIT Associates, L.P., its sole member
PR CC LIMITED PARTNERSHIP
By:	PR CC I LLC, general partner
	By:	PREIT Associates, L.P., its member
		By:	PR CC II LLC, its member
			By:	PREIT Associates, L.P., its sole member
PR CAPITAL CITY LLC
By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CC I LLC
By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CC II LLC
By:	PREIT Associates, L.P., its sole member

By:	Pennsylvania Real Estate Investment Trust, its general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

Signature Page to Restructuring Support Agreement

CONSENTING LENDER

WELLS FARGO BANK, NATIONAL ASSOCIATION,

By:	/s/ Ryan Sansavera
Name:	Ryan Sansavera
Title:	Senior Vice President

Notice Address:

Wells Fargo Bank, National Association

10 South Wacker Drive, 32nd Floor

Chicago, IL 60606

Attention: Brandon Barry

Email: brandon.barry@wellsfargo.com

With a copy to:

Wells Fargo Bank, National Association

600 South 4th Street, 9th Floor

Minneapolis, MN 55415

MAC N9300-091

Attention: Anthony J. Gangelhoff

Email: anthony.gangelhoff@wellsfargo.com

Signature Page to Restructuring Support Agreement

CONSENTING LENDER

CITIZENS BANK, N.A.

By:	/s/ Adrienne Bain
Name:	Adrienne Bain
Title:	Authorized Signer

Notice Address:

Attention:

Email:

Signature Page to Restructuring Support Agreement

CONSENTING LENDER

JPMORGAN CHASE BANK, N.A., (“JPMC”) solely in respect of its Commercial Banking Corporate Client Banking & Specialized Industries unit (“CCBSI”) and not any other unit, group, division or affiliate of JPMC and solely in respect of CCBSI’s PREIT Loan Claims and any Swap Claim holdings. For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not apply to JPMC (other than with respect to Claims arising from the PREIT Loan Claims and any Swap Claim held by CCBSI).

By:	/s/ Dianne M. Stark
Name:	Dianne M. Stark
Title:	Authorized Officer

Notice Address:    JPMorgan Chase Bank, N.A.

Special Credits Group

10 S. Dearborn

37th Floor

Chicago, IL 60603

Attention: D. Stark

Email: diane.m.stark@chase.com

Signature Page to Restructuring Support Agreement

CONSENTING LENDER

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Shari L. Reams-Henofer
Name:	Shari L. Reams-Henofer
Title:	Senior Vice President

Notice Address:

PNC Bank, NA

1600 Market Street, 8th Floor

Philadelphia, PA 19103

Attn: Mark Gittelman

With copy to:

PNC Bank, NA

1000 Westlakes Dr. #300

Berwyn, PA 19312

Attn: Shari L. Reams-Henofer

Email: shari.reams@pnc.com with copy to mark.gittelman@pnc.com

Signature Page to Restructuring Support Agreement

CONSENTING LENDER

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Adam Harding
Name:	Adam Harding
Title:	Vice President

Notice Address:

Associated Bank
45 South 7th Street, Suite 2900
Minneapolis, MN 55402
Attention: Adam Harding
Email: adam.harding@associatedbank.com

Signature Page to Restructuring Support Agreement

CONSENTING LENDER

CITIBANK, N.A.

By:	/s/ Christopher J. Albano
Name:	Christopher J. Albano
Title:	Authorized Signatory

Notice Address: 388 Greenwich St., 10th Floor, New York, NY 10013

Attention: Paul Giarratano
Email: paul.giarratano@citi.com

Signature Page to Restructuring Support Agreement